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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 25, 2004


                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                  (as depositor under an Indenture, dated as of
                     October 29, 2004, providing for, inter
                      alia, the issuance of Mortgage-Backed
                              Notes, Series 2004-2)

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

             (Exact name of registrant as specified in its charter)
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       DELAWARE                        333-115122              33-0183252
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(State or Other Jurisdiction          (Commission          (I.R.S. Employer
of Incorporation)                    File Number)        Identification Number)


383 Madison Avenue                                    10179
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New York, New York                                  (Zip Code)
(Address of Principal Executive Offices)


Registrant's telephone number, including area code:  (212) 272-2000

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  25.1 Statement of Eligibility of U.S. Bank National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2004

                                   STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.


                                   By:  /s/ Baron Silverstein
                                        --------------------------
                                   Name:    Baron Silverstein
                                   Title:   Vice President





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                                Index to Exhibits

Exhibit
Number    Description
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25.1      Statement of Eligibility of U.S. Bank National Association on Form T-1
          under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.